                                                                EXHIBIT 10.01-02

     FIRST AMENDMENT dated as of June 26, 1998 (this "First Amendment"), to the Amended and Restated Credit Agreement dated as of October 15, 1997, (said Amended and Restated Credit Agreement as so amended being the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent, FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), NationsBank, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank.

     The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01. Amendments to Section 1.01. (a) The definition of "Applicable ABR Margin" is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          ""Applicable ABR Margin" shall mean (a) with respect to any Tranche A Term Loan, Revolving Loan or Swingline Loan outstanding on any day:

             (i) 1.25%, if such day falls within a Level I Pricing Period;

             (ii) 1.50%, if such day falls within a Level II Pricing Period;

             (iii) 1.75%, if such day falls within a Level III Pricing Period;

             (iv) 2.00%, if such day falls within a Level IV Pricing Period; and

             (v) 2.25%, if such day falls within a Level V Pricing Period; and

          (b) with respect to any Tranche B Term Loan outstanding on any day, 2.50%."

     (b) The definition of "Applicable Eurodollar Margin" is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          ""Applicable Eurodollar Margin" shall mean (a) with respect to any Tranche A Term Loan, Revolving Loan or Swingline Loan outstanding on any day:

             (i) 2.25%, if such day falls within a Level I Pricing Period;

             (ii) 2.50%, if such day falls within a Level II Pricing Period;

             (iii) 2.75%, if such day falls within a Level III Pricing Period;

             (iv) 3.00%, if such day falls within a Level IV Pricing Period; and

             (v) 3.25%, if such day falls within a Level V Pricing Period; and

     (b) with respect to any Tranche B Term Loan outstanding (i) on any day during the period commencing July 1, 1998 and ending June 30, 1999, 3.50% and
(ii) on any other day, 3.00%"

     (c) The definition of "EBITDA" is hereby amended by inserting between the word "GAAP" and the period at the end of such definition the following:

          "; provided, that a one time charge taken in the first fiscal quarter of 1999 in an amount not greater than $900,000.00, which amount shall include (a) an amount not to exceed $500,000.00 in connection with certain lease severance expenses and (b) an amount not to exceed $400,000.00 related to corporate restructuring expenses of the Borrower, shall not be considered in the calculation of EBITDA."

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     (d) The definition of "Level II Pricing Period" is hereby amended by adding
"(a)" between the word "which" and the phrase "the Leverage Ratio" and by adding the phrase "or equal to" between the phrase "less than" and "4.00:1.00".

     (e) The definition of "Level III Pricing Period" is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          ""Level III Pricing Period" shall mean, subject to Section 2.07(c), any period during which (a) the Leverage Ratio is greater than 4.00:1.00 but less than or equal to 4.50:1.00 and (b) no Default or Event of Default has occurred and is continuing."

     (f) The definition of "pro forma basis" is hereby amended by adding at the end thereof the following:

          "Notwithstanding the foregoing, for purposes of calculating compliance with the covenants set forth in Article VI, the Simtran Acquisition and the Dart Acquisition only, and not any future Permitted Acquisition, shall be deemed to have occurred on the actual effective date of the Simtran Acquisition or the Dart Acquisition, as the case may be."

     (g) The following definitions are hereby added in alphabetical order:

          ""Canadian Line of Credit" shall mean that certain line of credit dated as of April 21, 1998 and available until April 21, 1999 from the Bank of Nova Scotia to Simtran Technologies, Inc. in an amount not to exceed 4,750,000.00 Canadian dollars to be used for the operating expenses of Simtran Technologies, Inc."

          ""Dart Acquisition" shall mean the acquisition by FATS, Inc. of 100% of the capital stock of Dart International, Inc."

          ""Level IV Pricing Period" shall mean, subject to Section 2.07(c), any period during which (a) the Leverage Ratio is greater than 4.50:1.00 but less than or equal to 5.00:1.00 and (b) no Default or Event of Default has occurred and is continuing."

          ""Level V Pricing Period" shall mean (a) with respect to any day from and including the First Amendment Effective Date through the date on which financial statements and certifications are required to be delivered pursuant to Section 5.04(g) and (b) thereafter, any period which is not a Level I Pricing Period, a Level II Pricing Period, a Level III Pricing Period or a Level IV Pricing Period."

          ""Simtran Acquisition" shall mean the acquisition by FATS, Inc., through a Wholly Owned Subsidiary, of 100% of the capital stock of Simtran Technologies, Inc., which acquisition is a Permitted Acquisition."

     SECTION 1.02. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting Section 6.01(f) in its entirety and substituting the following in lieu thereof:

          "(f) other unsecured Indebtedness (excluding Capital Lease Obligations permitted pursuant to Section 6.01(d) above) in an aggregate principal Dollar Amount of up to $5,000,000 (including Indebtedness with respect to the Canadian Line of Credit outstanding at any time); and"

     SECTION 1.03. Amendment to Section 6.15. (a) Section 6.15(a) of the Credit Agreement is hereby amended by deleting the chart therefrom in its entirety and substituting in lieu thereof the following:

"FROM AND INCLUDING    TO AND INCLUDING       RATIO
-------------------    ----------------       -----
The Effective Date    December 31, 1997    1.75 to 1.00
January 1, 1998       June 30, 1998        2.10 to 1.00
July 1, 1998          March 31, 1999       2.00 to 1.00
April 1, 1999         December 31, 1999    2.30 to 1.00
January 1, 2000       December 31, 2000    2.60 to 1.00
January 1, 2001       December 31, 2001    2.95 to 1.00
January 1, 2002       December 31, 2002    3.40 to 1.00
January 1, 2003       June 30, 2003        4.00 to 1.00"

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     (b) Section 6.15(b) of the Credit Agreement is hereby amended by deleting therefrom the chart in its entirety and substituting in lieu thereof the following:

"FROM AND INCLUDING    TO AND INCLUDING       RATIO
-------------------    ----------------       -----
The Effective Date    December 31, 1997    1.30 to 1.00
January 1, 1998       June 30, 1998        1.35 to 1.00
July 1, 1998          December 31, 1998    1.00 to 1.00
January 1, 1999       December 31, 1999    1.35 to 1.00
January 1, 2000       December 31, 2000    1.40 to 1.00
January 1, 2001       June 30, 2003        1.50 to 1.00"

     (c) Section 6.15(c) of the Credit Agreement is hereby amended by deleting the chart therefrom in its entirety and substituting in lieu thereof the following:

"FROM AND INCLUDING    TO AND INCLUDING       RATIO
-------------------    ----------------       -----
The Effective Date    December 31, 1997    4.80 to 1.00
January 1, 1998       March 31, 1998       4.00 to 1.00
April 1, 1998         June 30, 1998        5.50 to 1.00
July 1, 1998          September 30, 1998   5.75 to 1.00
October 1, 1998       December 31, 1998    5.50 to 1.00
January 1, 1999       March 31, 1999       4.75 to 1.00
April 1, 1999         June 30, 1999        4.50 to 1.00
July 1, 1999          December 31, 1999    3.60 to 1.00
January 1, 2000       December 31, 2000    3.10 to 1.00
January 1, 2001       December 31, 2001    2.75 to 1.00
January 1, 2002       June 30, 2003        2.25 to 1.00"

     SECTION 1.04. Amendment to Schedule 3.09. Schedule 3.09(a) of the Credit Agreement is hereby amended by inserting the following after Paragraph 1:

          "2. In October 1997, Advanced Interactive Systems, Inc. ("AIS") filed a lawsuit against Dart International, Inc. ("Dart"), a Wholly Owned Subsidiary of the Borrower (Advanced Interactive Systems, Inc. vs. Dart International, Inc., United States District Court for the Western District of Washington, Civil Action Number 97-1596-WD) alleging patent infringement. Dart's patent counsel is defending the case and counter-suing on several grounds, including (i) priority of invention by Dart and invalidity of plaintiff's patent; (ii) unenforceability of plaintiff's patent and (iii) damages. AIS has offered to settle the suit for $100,000 plus a royalty-free cross license of the patented item; Borrower's and Dart's counsel expect that the lawsuit could be settled for considerably less than such amount."

     SECTION 1.05. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

          (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

          (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

          (c) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by the Borrower.

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          (d) This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

          (e) The execution, delivery and performance by the Borrower of this First Amendment (i) does not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and
     (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

     SECTION 1.06. Effectiveness. This First Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "First Amendment Effective Date"):

          (a) The Agent shall have received duly executed counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and the Lenders.

          (b) The Agent shall have received duly executed counterparts of the Limited Waiver and Consent dated June 26, 1998 which, when taken together, bear the authorized signatures of the Parent, the Borrower and the Required Lenders.

          (c) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.02 hereof are true and correct on and as of the First Amendment Effective Date and that no Default or Event of Default has occurred or is continuing.

          (d) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Required Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

          (e) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this First Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

          (f) The Agent shall have received payment of and all fees and expenses set forth in Section 1.08.

          (g) The Agent shall be satisfied with the terms of and conditions of the Canadian Line of Credit.

     SECTION 1.07. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     SECTION 1.08. Fees and Expenses. The Borrower shall pay an amendment fee equal to .25% of the outstanding Commitment and all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

     SECTION 1.09. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.10. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other

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Loan Document, nor shall they constitute a waiver of any Default or Event of
Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                        FIREARMS TRAINING SYSTEMS, INC.
                                        as Parent

                                        By:        /s/ EMORY O. BERRY
                                           -------------------------------------
                                           Name: Emory O. Berry
                                           Title: Chief Financial Officer and
                                                  Treasurer

                                        FATS, INC.
                                        as Borrower

                                        By:        /s/ EMORY O. BERRY
                                           -------------------------------------
                                           Name: Emory O. Berry
                                           Title: Chief Financial Officer and
                                                  Treasurer

                                        NATIONSBANK, N.A., as Agent, Swingline
                                        Lender and Issuing Bank and
                                        individually as a Lender

                                        By:         /s/ GREG MCCRERY
                                           -------------------------------------
                                           Name: Greg McCrery
                                           Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:        /s/ MARK R. OLMAN
                                           -------------------------------------
                                           Name: Mark R. Olman
                                           Title: Vice President

                                        FIRST SOURCE FINANCIAL LLP, by First
                                        Source Financial, Inc., as Agent/Manager

                                        By:       /s/ GARY L. FRANCIS
                                           -------------------------------------
                                           Name: Gary L. Francis
                                           Title: Senior Vice President

                                        BHF-BANK ATKIENGESELLSCHAFT

                                        By:       /s/ THOMAS J. LEISSI
                                           -------------------------------------
                                           Name: Thomas J. Leissi
                                           Title: Vice President

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

                                        CREDITANSTALT CORPORATE FINANCE, INC.

                                        By:         /s/ CARL G. DRAKE
                                            ------------------------------------
                                           Name: Carl G. Drake
                                           Title: Vice President

                                        By:       /s/ STEPHEN W. HIPP
                                           -------------------------------------
                                           Name: Stephen W. Hipp
                                           Title: Associate

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